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                                       8-K





                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K
                              --------------------


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 17, 2000


                               MICHAEL FOODS, INC.
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             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
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                 (State or other jurisdiction of incorporation)


        0-15638                                        41-0498850
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(Commission File Number)                     (IRS Employer Identification No.)

Suite 324, Park National Bank Bldg.
5353 Wayzata Boulevard
Minneapolis, Minnesota                     55416
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(Address of principal executive offices) (Zip Code)


       (Registrant's telephone number, including area code) (612) 546-1500


                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On February 17, 2000 Michael Foods, Inc. ("the Company") announced that its Board of Directors authorized the purchase of up to an additional 2 million shares of the Company's common stock on the open market.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              The following exhibit is filed herewith:

              EXHIBIT NUMBER                DESCRIPTION
              --------------                -----------

                     99 News release of Michael Foods, Inc., issued February 17, 2000, regarding 1999 financial results and the share repurchase authorization.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MICHAEL FOODS, INC.


Dated: March 1, 2000                By:  /s/ John D. Reedy
                                        ------------------
                                    John D. Reedy, Vice President-Finance,
                                    Chief Financial Officer and Treasurer




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                                  EXHIBIT INDEX

  EXHIBIT NUMBER                    DESCRIPTION                           PAGE
  --------------                    -----------                           ----

        99 News release of Michael Foods, Inc., issued February 17, 2000, regarding 1999 financial results and the share repurchase authorization.